SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___

Post-Effective Amendment No. ___

NORTHERN LIGHTS FUND TRUST II

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices)

(631) 490-4300

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	Kevin Wolf Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

Title of securities being registered: Class A Shares and Class I Shares, with no par value, in the series of the Registrant designated as the Longboard Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on January 17, 2024, pursuant to Rule 488.

NORTHERN LIGHTS FUND TRUST II

LONGBOARD MANAGED FUTURES STRATEGY FUND

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

January 17, 2024

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of Longboard Managed Futures Strategy Fund, a series of Northern Lights Fund Trust II. The Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of Longboard Managed Futures Strategy Fund (the “Acquired Fund”), into Longboard Fund (the “Acquiring Fund”), which is also a series of the Trust. The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”. The series surviving the Reorganization, the Acquiring Fund, will be referred to herein as the “Combined Fund”. The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Acquiring Fund and provides details about the terms and conditions of the Reorganization.

You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Acquired Fund has the primary investment objective of seeking positive absolute returns, while the Acquiring Fund’s primary investment objective is to seek long-term capital appreciation. The Funds share the same fundamental investment policies. While the Acquiring Fund and Acquired Fund share the two investment strategies, a futures strategy and fixed income strategy, the Acquiring Fund also includes an equity strategy. Both Funds are advised by Longboard Asset Management, LP, and are managed by the same portfolio managers. We anticipate that the Reorganization will result in benefits to the shareholders of the Acquired Fund as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar primary investment objective with generally lower gross expenses and portfolio management efficiencies.

After considering the assets of each Fund and the expenses associated with the investment structure of the Acquired Fund, the Funds’ adviser recommended to the Board that the Acquired Fund be reorganized into the Acquiring Fund. The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment strategies and fundamental investment policies, the lower management fee for the Acquiring Fund and the Combined Fund, the differences in historical performance between the Acquired Fund and the Acquiring Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board also considered that the Reorganization is not anticipated to be a taxable event for shareholders.

The Plan of Reorganization provides that the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. In exchange for the transfer of these assets and liabilities, the Acquiring Fund will simultaneously issue shares to the Acquired Fund in an amount equal in value to the net asset value of the Acquired Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about March 22, 2024 (the “Closing Date”). Immediately after the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders of the Acquiring Fund shares received, so that a holder of shares in the Acquired Fund at the Closing Date of the Reorganization will receive a number of shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Reorganization.

Following the Reorganization, the Acquired Fund will cease operations as a separate series of the Trust. Shareholders of the Acquired Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-855-294-7540.

Sincerely,

/s/Kevin Wolf

Kevin Wolf, President

Northern Lights Fund Trust II

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of Longboard Managed Futures Strategy Fund (the “Acquired Fund”), into Longboard Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Acquired Fund and the Acquiring Fund. Both the Acquired Fund and the Acquiring Fund are series of the Northern Lights Fund Trust II (the “Trust”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Acquired Fund’s primary investment objective is to seek positive absolute returns while the Acquiring Fund’s primary investment objective is to seek long-term capital appreciation. Both Funds share the same fundamental investment policies. While the Funds share two investment strategies, futures strategy and fixed income strategy, the Acquiring Fund has one additional strategy, which is an equity strategy. When the Reorganization is completed, your shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Acquired Fund as of January 8, 2024. The Reorganization does not require approval by you or by shareholders of either the Acquired or Acquiring Fund, and you are not being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Acquired Fund’s and Acquiring Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	The Board has determined that Acquired Fund shareholders may benefit from an investment in the Acquiring Fund in the following ways:

(i)	Shareholders of the Acquired Fund will remain invested in an open-end fund that will result in greater net assets and possible future operating efficiencies;

(ii)	The Acquiring Fund’s overall lower unitary fee and expense structure; and

(iii)	The historical performance of the Acquiring Fund as compared to the Acquired Fund, and the potential of the Acquiring Fund to gather additional assets while shareholders of the Combined Fund benefit from increased economies of scale.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Class A and Class I shareholders of the Acquired Fund will receive Class A and Class I shares of the Acquiring Fund, respectively. With the Reorganization, all of the assets and the liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. You will receive shares of the Acquiring Fund equal to the value of the shares you own of the Acquired Fund. An account will be created for each shareholder that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s corresponding Acquired Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Acquired Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	Why is no shareholder action necessary?

A.	Neither a vote of the shareholders of the Acquired Fund nor a vote of the shareholders of the Acquiring Fund is required to approve the Reorganization under Delaware law or under the Trust’s Declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Acquired Fund is not required.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about March 22, 2024, or as soon as practicable thereafter (the “Closing Date”).

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization, excluding any tax liabilities associated with the sale of the Acquired Fund’s investments in connection with the Reorganization, will be borne by Longboard Asset Management, LP., each Fund’s investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $60,000.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is not anticipated to be a taxable event for Acquired Fund’s shareholders. For more information, see “Summary—Federal Tax Consequences” and “Information Relating to the Reorganization — Federal Income Taxes.”

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of Closing Date will be exchanged for shares of the Acquiring Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, or other similar fee in connection with the Reorganization, and thus Acquired Fund shareholders will not pay any such fee indirectly.

Q.	What percentage of the Acquired Fund’s securities are expected to be sold as part of the Reorganization and what is the estimated cost of such sales, quantified in both dollars and basis points? Further, what are the estimated capital gains distributions expected to be triggered from such sales, quantified in both dollars and per share amounts?

A.	Based on current market values of the Acquired Fund’s positions, it is not expected that any portion of the Acquired Fund’s portfolio will be sold as part of the Reorganization. Since none of the portfolio assets will be sold, there will not be any capital gain distributions triggered as a result of the Reorganization.

Q.	Are there differences in front-end sales loads or contingent deferred sales charges?

A.	No. Front-end sales loads and contingent deferred sales charges for Class A shares of the Funds are identical. Class I shares for both Funds do not have front-end sales loads or contingent deferred sales charges.

Q.	Whom do I contact for further information?

A.	You can contact your Portfolio Manager for further information. You may also contact the Funds at 1-855-294-7540. You may also visit our website www.longboardfunds.com/.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

COMBINED PROSPECTUS/INFORMATION STATEMENT

Dated January 17, 2024

FOR THE REORGANIZATION OF

LONGBOARD MANAGED FUTURES STRATEGY FUND

INTO

LONGBOARD FUND

Each a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

1-855-294-7540

This Combined Prospectus/Information Statement is furnished to you as a shareholder of Longboard Managed Futures Strategy Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Acquired Fund will be reorganized into Longboard Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Acquired Fund and the Acquiring Fund are each referred to herein as a “Fund”, and together, the “Funds.” The Fund surviving the Reorganization, the Acquiring Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Acquired Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Acquired Fund’s primary investment objective is to seek positive absolute returns while the Acquiring Fund’s primary investment objective is to seek long-term capital appreciation. Both Funds share the same fundamental investment policies.

At the closing of the Reorganization, the Acquiring Fund will acquire substantially all of the assets and the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund. Immediately after receiving the Acquiring Fund shares, the Acquired Fund will distribute these shares to its shareholders in the liquidation of the Acquired Fund. Acquired Fund shareholders will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Acquired Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Acquired Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Acquired Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Acquired Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Prospectus related to the Acquired Fund and Acquiring Fund, dated October 1, 2023 (File Nos. 333-174926 and 811-22549);

●	the Statement of Additional Information related to the Acquired Fund and Acquiring Fund, dated October 1, 2023 (File Nos. 333-174926 and 811-22549);

●	the Semi-Annual Report to shareholders of the Acquired Fund and the Acquiring Fund for the fiscal period ended November 30, 2022 (File No. 811-22549), which has previously been sent to shareholders of the Acquired Fund; and

●	the Annual Report to shareholders of the Acquired Fund and the Acquiring Fund for the fiscal year ended May 31, 2023 (File No. 811-22549), which has previously been sent to shareholders of the Acquired Fund.

●	the Statement of Additional Information related to the reorganization of the Acquired Fund with and into the Acquiring Fund, dated January 17, 2024.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free at 1-855-294-7540. They are also available, free of charge, at the Funds’ website at www.longboardfunds.com/. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT JANUARY 18, 2024. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS

SUMMARY	1

The Reorganization	1
Investment Objectives and Principal Investment Strategies	2
Principal Investment Risks	2
Fees and Expenses	2
Portfolio Turnover	4
Federal Tax Consequences	5
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	5

COMPARISON OF THE ACQUIRED FUND AND ACQUIRING FUND	5

Investment Objectives, Principal Investment Strategies, and Principal Risk	5
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	13
Fundamental Investment Policies	32
Non-Fundamental Investment Policies	33
Performance History	34
Acquired Fund	34
Acquiring Fund	35
Management of the Funds	36
Adviser	36
Portfolio Managers	36
Other Service Providers	36
Administrator, Fund Accounting and Transfer Agent Services	37
Custodian	38
Compliance Services	38
Legal Counsel	38
Independent Registered Public Accounting Firm	38
Purchase, Redemption and Pricing of Fund Shares	38
Market Timing	38
Dividends, Distributions and Taxes	39

FINANCIAL HIGHLIGHTS	39

INFORMATION RELATING TO THE REORGANIZATION	39

Description of the Reorganization	39
Terms of the Reorganization	40
Reasons for the Reorganization	40
Federal Income Taxes	40
Expenses of the Reorganization	41
Continuation of Shareholder Accounts and Plans; Share Certificates	41

OTHER INFORMATION	42

Capitalization	42
Shareholder Information	42
Shareholder Rights and Obligations	43
Other Matters	43

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, a statutory trust organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Acquired Fund and Acquiring Fund are organized as separate series of the Trust. The Acquired Fund’s primary investment objective is to seek positive absolute returns while the Acquiring Fund’s primary investment objective is to seek long-term capital appreciation. Both Funds share the same fundamental investment policies.

Longboard Asset Management, LP. (the “Adviser”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Cole Wilcox and Sarah Baldwin are the co-portfolio managers for both the Acquired Fund and the Acquiring Fund and are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Acquired Fund and the Acquiring Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization provides for:

●	the transfer of substantially all of the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

●	the distribution of such shares to the Acquired Fund’s shareholders; and

●	the termination of the Acquired Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Acquiring Fund will acquire substantially all of the assets and the liabilities of the Acquired Fund, and Class A and Class I shareholders of the Acquired Fund will receive Class A shares and Class I shares of the Acquiring Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Acquired Fund is merged with the Acquiring Fund because (1) the Acquiring Fund has the same investment strategies as the Acquired Fund as well as an additional equity strategy, and identical fundamental investment policies as the Acquired Fund; and (2) the Acquiring Fund has a lower unitary management fee and overall expenses.

In approving the Plan of Reorganization, the Board, on behalf of the Acquired Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on November 29, 2023.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

●	After the Reorganization, shareholders will be invested in a Combined Fund with the same investment strategies as the Acquired Fund as well as an additional equity strategy, and identical fundamental investment policies;

●	The same co-portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;

●	The Combined Fund will have a lower expense ratio than the Acquired Fund;

●	The Combined Fund resulting from the completion of the Reorganization may achieve certain operating efficiencies in the future from its larger net asset size;

●	The Reorganization is not expected to result in any tax consequence to shareholders;
1

●	The Funds and their shareholders will not bear any of the costs of the Reorganization; and

●	Class A and Class I shareholders of the Acquired Fund will receive Class A and Class I shares of the Acquiring Fund, respectively, with the same aggregate net asset value as their Acquired Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Acquired Fund nor a vote of the shareholders of the Acquiring Fund is required to approve the Reorganization under the Trust’s declaration of trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Acquired Fund is not required if as a result of the Reorganization: (i) there is no policy of the Acquired Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Acquiring Fund; (ii) the Acquiring Fund’s advisory contract is not materially different from that of the Acquired Fund; (iii) the Independent Trustees of the Acquired Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring Fund; and (iv) after the Reorganization, the Acquiring Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Acquired Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Acquired Fund’s primary investment objective is to seek positive absolute returns while the Acquiring Fund’s primary investment objective is to seek long-term capital appreciation. Both Funds share the same fundamental investment policies. The Funds employ two principal investment strategies, that are substantially similar while the Acquiring Fund also includes an equity strategy. Both Funds have the same fundamental investment policies.

Principal Investment Risks

Both the Acquired Fund and the Acquiring Fund are diversified funds.

For information on risks, see “Comparison of the Acquired Fund and Acquiring Fund — Risks of the Funds”, below. The fundamental and non-fundamental investment policies applicable to each Fund are identical.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended May 31, 2023. Class A shares of each of the Funds have a 0.25% Distribution and/or Service (12b-1) Fee. Each Fund pays a “unitary” fee to the Fund’s Adviser in exchange for the Adviser providing investment advisory services and paying most of the Fund’s operating expenses (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Additionally, acquired fund fees, expenses related to investments in short positions, and dividends, if any, are not included in the unitary fee. Overall, the total annual operating expense ratio of the Acquired Fund shares is higher than those of the corresponding shares of the Acquiring Fund, after the merger.

2

The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal year ended May 31, 2023.

	Longboard Managed Futures Strategy Fund Acquired Fund (Current)	Longboard Fund Acquiring Fund (Current)	Longboard Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Class I	Class I	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (As a percentage of the lesser of the original offering price or NAV at redemption)	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management (Unitary) Fees	2.99% (1)	1.99% (2)	1.99% (2)
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.99%	1.99%	1.99%

(1)	The Fund’s Adviser, Longboard Asset Management, LP, provides investment advisory service and pays most of the Fund’s operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.; Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee).

(2)	The Fund’s Adviser, Longboard Asset Management, LP, provides investment advisory service and pays most of the Fund’s operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee). Other expenses do not reflect the cost of investing in swaps or options. The costs of investing in swaps for the fiscal year ended May 31, 2023 was 12.22% of the Fund’s average daily net assets.
3

	Longboard Managed Futures Strategy Fund Acquired Fund (Current)	Longboard Fund Acquiring Fund (Current)	Longboard Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Class A	Class A	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (As a percentage of the lesser of the original offering price or NAV at redemption)	1.00% (1)	1.00% (1)	1.00% (1)
Redemption fee	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management (Unitary) Fees	2.99% (2)	1.99% (3)	1.99% (3)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	3.24%	2.24%	2.24%

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(2)	The Fund’s Adviser, Longboard Asset Management, LP, provides investment advisory service and pays most of the Fund’s operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.; Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee).

(3)	The Fund’s Adviser, Longboard Asset Management, LP, provides investment advisory service and pays most of the Fund’s operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee). Other expenses do not reflect the cost of investing in swaps or options. The costs of investing in swaps for the fiscal year ended May 31, 2023 was 12.22% of the Fund’s average daily net assets.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Shares	1 Year	3 Years	5 Years	10 Years
Acquired Fund Class I	$302	$924	$1,572	$3,308
Acquiring Fund Class I	$202	$624	$1,073	$2,317

Acquired Fund Class A	$883	$1,516	$2,170	$3,911
Acquiring Fund Class A	$789	$1,235	$1,706	$3,002

Pro Forma - Combined Fund Class I	$202	$624	$1,073	$2,317
Pro Forma - Combined Fund Class A	$789	$1,235	$1,706	$3,002

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected

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in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 0% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself should be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization should qualify as a tax-free reorganization and, thus, no gain or loss should be recognized by the Funds or their shareholders as a direct result of the Reorganization. Certain tax attributes of the Acquired Fund should carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards; however, the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards will be subject to limitations. See “Information Relating to the Reorganization — Federal Income Taxes.”

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Acquired Fund and the Acquiring Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Comparison of the Acquired Fund and Acquiring Fund—Distribution and Shareholder Servicing Arrangements” and “Purchase, Redemption and Valuation of Shares” below for information regarding the purchase, redemption and valuation of shares.

COMPARISON OF THE ACQUIRED FUND AND ACQUIRING FUND

Investment Objectives, Principal Investment Strategies, and Principal Investment Risks

The Acquired Fund has the primary investment objective of seeking positive absolute returns, and the Acquiring Fund has the primary investment objective of long-term capital appreciation. The Funds employ two substantial similar principal investment strategies, a futures strategy and fixed income strategy, while the Acquiring Fund has an additional equity strategy, and they have the same fundamental investment policies.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Acquiring Fund.

The tables below provide a comparison of certain features of your fund to the features of the Acquiring Fund that will be in effect upon the completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the Acquiring Fund.

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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
INVESTMENT OBJECTIVE	The Fund seeks to achieve positive absolute returns.	The Fund seeks to achieve long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	The Fund seeks to achieve its investment objectives using two principal strategies, a Futures Strategy and a Fixed Income Strategy.	The Fund pursues its investment objective using three principal strategies: an Equity Strategy, a Futures Strategy and a Fixed Income Strategy. Under normal market conditions, the Fund’s assets are allocated among the three strategies according to the Fund’s asset allocation model which, consistent with the Fund’s benchmark, the Morningstar Moderate Target Risk Index, targets risk levels generally equivalent to 60% stocks/40% bonds although exposures may vary at the Adviser’s discretion. Under normal market conditions, the typical Notional Exposure allocation range (as a percent of the Fund’s total assets) is 40%-90% to the Equity Strategy. and 0%-10% to the Futures Strategy. Assets allocated to the Equity or Futures Strategy not used to purchase or provide collateral for derivative instruments, such as swaps or futures contracts, but required to cover the exposure of such instruments, may, in turn, be invested pursuant to the Fixed Income Strategy to generate additional income on cash balances, which, together with Fund assets directly allocated to such strategy, typically results in 10%-90% of Fund assets invested pursuant to the Fixed Income Strategy. These asset allocation ranges are targets. The Adviser has discretion to reallocate the Fund’s assets among the strategies and allowable investments described below. Additionally, as a result of market gains or losses, the percentage of the Fund’s assets invested in each strategy at any given time may be different from the asset allocation target ranges shown above.
	The Acquired Fund does not have an Equity Strategy.	Equity Strategy. Under normal market conditions, the Fund pursues its investment objective by investing in domestic equity securities and equity related derivative instruments. The Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights, (5) debt securities that are convertible into stock, (6) American depository receipts, (7) exchange-traded limited partnerships, (8) exchange-traded funds (“ETFs”), and (9) real estate investment trusts (“REITs”) (“Equity Instruments”). Equity related derivative instruments are investments that provide exposure to the performance of Equity Instruments, including total return swaps on a basket of Equity Securities managed by the Adviser, equity swaps (both single-name and index swaps) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may obtain up to 100% of its exposure to Equity Securities through Equity Derivative Instruments.
6

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund

The Fund will seek positive long-term capital appreciation through the use of a risk managed equity strategy, which has been developed by the Adviser. The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund invests in the securities of, and/or derivatives instruments providing exposure to, issuers of any capitalization and in any style including individual company issuers, sector ETFs, index ETFs & commodity linked ETFs. Short positions may be taken in Equity Derivative Instruments, including but not limited to, futures and/or ETFs that represent equity indices, including, but not limited to the S&P 500 (large cap), S&P 400 (mid cap), and Russell 2000 (small cap) indices. The Adviser seeks to reduce risk by using rules based active risk control investment strategies and hedging comprised of the use of stop losses on positions, holding cash and or short positions in index futures contracts or ETFs. The degree to which the long portfolio is hedged is governed by factors such as Acquired risk level, Acquired beta exposures, the number of security positions in the portfolio and market volatility.

7

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
The Fund may use Equity Derivative Instruments as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security or index in a cost- effective manner. The Fund may gain some or all its equity exposure through the use of Equity Derivative Instruments. The Fund’s use of Equity Derivative Instruments, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. The Fund may, but is not required to, hedge with financial futures/forwards, including currencies and interest rates.
8

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund

Futures Strategy. The Fund pursues its investment objective by employing a trend following strategy (identifying opportunities as prices trend up and down) similar in general concept to the managed futures industry at large. The strategy is systematic and rules based. The Adviser will consider a variety of exchange traded futures contracts and forward contracts. The Fund’s holdings (either direct or held through a wholly-owned and controlled subsidiary, Longboard Fund Limited (the “Subsidiary”), will generally be diversified across the equities, energies, interest rates, grains, meats, soft commodities (such as sugar, coffee, and cocoa), currencies, and metals sectors; and will also be diversified across North America, Asia, Europe, Australia, and potentially Africa and South America.

To pursue the Fund’s Futures Strategy, the Fund invests up to 25% of its total assets in the Subsidiary. Assets in the Subsidiary will be invested in commodity-related derivatives pursuant to the Futures Strategy. The Fund may also invest directly in certain financial-related derivatives with a portion of its assets pursuant to the Futures Strategy. Additionally, the Fund will, at times, purchase options on futures contracts, to cover the potential obligation regarding delivery of assets specified in the contracts. The Fund anticipates that it will generally invest between 5-30% of its assets (whether directly or through the Subsidiary) pursuant to the Futures Strategy.

Futures Strategy. The Futures Strategy employs a trend following strategy (identifying opportunities as prices trend up and down) similar in general concept to the Morningstar systematic trend category at large. The strategy is systematic and rules based. The Adviser will consider a variety of exchange traded futures contracts and forward contracts. The Fund’s holdings, either direct or held through a wholly-owned and controlled subsidiary (the “Subsidiary”), will generally be diversified across the equities, energies, interest rates, grains, meats, soft commodities (such as sugar, coffee, and cocoa), currencies, and metals sectors; and will also be diversified across North America, Asia, Europe, Australia, and potentially Africa and South America. Through its investment in futures contracts and forward contracts, the Adviser seeks to capture long term trends in the global financial markets and commodities. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.

While the Fund typically invests 0 to 10% of its total assets pursuant to the Futures Strategy, the Fund may invest up to 30% of its assets (whether directly or through the Subsidiary) pursuant to the Futures Strategy. In furtherance of the Futures Strategy, the Fund may invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives. The Fund may also invest directly in such instruments and certain financial-related derivatives. Additionally, the Fund will, at times, purchase options on futures contracts, to cover the potential obligation regarding delivery of assets specified in the contracts.

The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

9

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund

Through its investment in futures contracts and forward contracts, the Adviser seeks to capture long term trends in global financial markets and commodities. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other financial instruments (whether direct or through the Subsidiary will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of a commodity or financial instrument underlying such a contract and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use such instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to a commodity and may cause the Fund’s net asset value to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific commodity through an instrument providing leveraged exposure to the commodity and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

As a result of the Fund’s strategy, the Fund may have highly leveraged exposure to one or more commodities or asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. The Fund could hold instruments that seek to provide a multiple (e.g., five times) the net return or loss of a broad or narrow-based securities index over a particular period of time. Performance of such instruments over longer periods of time, however, can differ significantly from the performance (or inverse of the performance) of the underlying index during the same period of time. The use of leverage may also increase the risks associated with an investment in the Fund.

10

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund

The Fund is actively managed and the Adviser will vary the Fund’s exposures to various instruments based on the Adviser’s application of its systematic trading strategy.

The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

11

Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund

Fixed Income Strategy. The Fund generally invests between 70-95% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents. The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset backed securities (“ABS”) and (4) U.S. structured notes. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

The Fund restricts fixed income securities to those having a short-term rating of prime (highest short-term debt category) by at least two of the three following NRSROs (Nationally Recognized Statistical Rating Organizations, Moody’s Investors Service, Standard and Poor’s or Fitch) and/or a long-term rating of investment grade (BBB- or higher) by two NRSROs and cannot be rated lower than prime/investment grade by any NRSRO, or if unrated, determined to be of similar quality. The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years.

Fixed Income Strategy. Under normal market conditions, the Adviser generally allocates the Fund’s assets not invested in derivative instruments, such as swaps or futures contracts, pursuant to the Equity or Futures strategies, or used as margin, to the Fixed Income Strategy in order to generate interest income by capturing the yield on excess cash. This generally results in the Fund investing between 30-60% of its total assets under the Fixed Income Strategy although the Fund may invest more or less than this range and it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy. The Fixed Income Strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in (i) U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities (“ABS”) and (4) U.S. structured notes; and (ii) cash and cash equivalents. The Fund restricts fixed income securities to those having a short-term rating of prime (highest short-term debt category) and/or a long-term rating of investment grade (BBB- or higher). The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years. The Fund may hold such fixed income securities and cash and cash equivalents during periods when the Fund is already invested in swap and futures positions pursuant to the Equity and Futures Strategies, when the Fund is not invested in swap and futures positions pursuant to the Equity and Futures Strategies, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. While investments under the Fixed Income Strategy may contribute to the Fund’s performance, the Adviser expects that over time a majority of the Fund’s performance will be attributable to the Fund’s positions under the Equity and Futures Strategies.
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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
OTHER STRATEGIES	No corresponding disclosure.

Other Strategies.

The Fund is diversified.

The Fund may engage in frequent trading of its portfolio securities.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS
Asset-Backed Securities Risk	Asset-Backed Securities (“ABS”) Risk: ABS are subject to credit risk because underlying loan borrowers or obligors may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate.	No corresponding risk.
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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Cash or Cash Equivalents Risk	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.	No corresponding risk.
Commodity Risk	Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Commodity interest contracts are typically traded on margin. This means that a small amount of capital can be used to invest in contracts of much greater total value. The resulting leverage means that a relatively small change in the market price of a contract can produce a substantial loss. Like other leveraged investments, any purchase or sale of a contract may result in losses in excess of the amount invested in that contract. The Subsidiary may lose more than its initial margin deposits on a trade.	Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Commodity interest contracts are typically traded on margin. This means that a small amount of capital can be used to invest in contracts of much greater total value. The resulting leverage means that a relatively small change in the market price of a contract can produce a substantial loss. Like other leveraged investments, any purchase or sale of a contract may result in losses in excess of the amount invested in that contract. The Subsidiary may lose more than its initial margin deposits on a trade.
Counterparty Risk	No corresponding risk.	Counterparty Risk: A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk,” including futures and swap contracts. Some of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.
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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Credit Risks	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter-- derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
15

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Derivatives Risk

Derivatives Risk: The Fund may use derivatives (including commodity futures, options on futures, swap agreements and structured notes) to gain exposure to commodities, enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

In October 2020, the SEC adopted Rule 18f-4 under the Investment Company Act of 1940, as amended, which regulates the use of derivatives for certain funds registered under the Investment Company Act (’‘Rule 18f-4’’). Unless the Fund qualifies as a ’‘limited derivatives user’’ as defined in Rule 18f-4, Rule 18f-4, among other things, requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. As of the date of this prospectus, the Fund does not qualify as a limited derivatives user and has adopted a derivatives risk management program and appointed a derivatives risk manager.

Derivatives Risk: The Fund may use derivatives (including futures contracts, forward contracts and swap agreements) to gain exposure to equity securities, enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
16

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Equity Securities Risk	No corresponding risk.	Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Exchanged Traded Funds (“ETF”) Risk	No corresponding risk.	Exchange-Traded Funds (“ETF”) Risk: Investments in an ETF carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.
Fixed Income Risk	Fixed Income Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.	Fixed Income Securities Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
17

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Foreign Investment Risk	Foreign Investment Risk: To the extent that the Fund makes foreign investments, your investment is subject to certain risks that may not apply to U.S. investments. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. In addition to developed markets, the Fund’s foreign investments may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign investments in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.	Foreign Risk: To the extent the Fund invests in foreign commodities and American Depository Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.
Foreign Exchange Risk	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.	See “Foreign Risk” above.
18

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Forward and Futures Contract Risk	Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.	Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Forward and Futures Contracts Risk	See “Forward and Futures Contract Risk” below.	Futures Contracts Risk: Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
19

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
General Market Risk	General Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests directly and indirectly through its wholly-owned Subsidiary. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities and commodities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Accordingly, you should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.	General Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. Security and derivative prices in general may decline over short or even extended periods of time. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities and commodity markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Accordingly, you should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.
20

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Hedging Transaction Risk	No corresponding risk.

Hedging Transactions Risk: The Adviser, from time to time, employs various hedging techniques by taking short positions in futures contracts or ETFs to offset a portion of the Fund’s portfolio. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Risk	High Portfolio Turnover Risk: In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, resulting in an expected portfolio turnover rate of 0% for the Fund. However, if these instruments were included in the calculation, the Fund’s strategy would result in frequent portfolio trading and a high portfolio turnover rate (typically greater than 300%). By investing on a shorter-term basis, the Subsidiary may trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liabilities to shareholders in the Fund.	High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis (including in derivative instruments and instruments with a maturity of one year or less at the time of acquisition), the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, resulting in an expected portfolio turnover rate of 0% for the Fund. However, if these instruments were included in the calculation, the Fund’s strategy would result in frequent portfolio trading and a high portfolio turnover rate (typically greater than 100%).
21

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Interest Rate Risk	Interest Rate Risk: The 1940 Act dictates that only 25% of the Fund’s assets can be invested in the Subsidiary in order to gain exposure to commodities. As a result, a significant portion of the Fund’s assets will be invested in short-term interest rate instruments or securities to increase returns. If interest rates increase, the Fund may earn interest at rates below prevailing market rates.	The Acquiring Fund does not have a corresponding risk.
Issuer-Specific Risk	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of the Fund’s investment will be dependent on the success of the managed futures strategies used by the Adviser.	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of the Fund’s investment will be dependent on the success of the managed futures strategies used by the Adviser.
Large Capitalization Risk	No corresponding risk.	Large-Capitalization Securities Risk: While large cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Further, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.
22

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Leverage Risk	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.	Leverage Risk: Using derivatives like futures, options and swaps to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
Liquidity Risk	Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.	Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risks	Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives (including commodity futures and options) in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund’s profitability will also depend upon the ability of the Adviser to allocate successfully the assets of the Fund’s wholly owned Subsidiary among securities that employ managed futures strategies profitably and the Adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that any of the securities or derivatives selected by the Adviser will produce positive returns.	Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives (including futures and options) in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. There can be no assurance that any of the securities or derivatives selected by the Adviser will produce positive returns.
23

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Medium Sized Company Risk	The Acquired Fund does not have a corresponding risk.	Medium Sized Company Risk: To the extent the Fund invests in the stocks or bonds of medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.
Options Risk	Options Risk: Options involve risks similar to futures, because options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss. Specific market movements of the futures contracts, forward contracts or commodities underlying an option cannot accurately be predicted.	No corresponding risk.
Regulatory Change Risk	Regulatory Change Risk: The Adviser has on behalf of the Fund, filed a notice with the National Futures Association claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.	Regulatory Change Risk: The Adviser has on behalf of the Fund, filed a notice with the National Futures Association claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.
24

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
REIT Risk	No corresponding risk.	REIT Risk: The value of the Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.
Short Position Risk	Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.	Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.
Small- and Micro-Cap Company Risk	No corresponding risk.	Small- and Micro-Cap Company Risk: Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund. These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. An investment in the Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.
25

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Strategy Risk	Strategy Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. There is no assurance that the Adviser’s investment strategies will be successful and will enable the Fund to achieve its investment objective.	No corresponding risk.
Structured Note Risk

Structured Notes Risk: Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

●     Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.

●     Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track.

26

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Swap Agreement Risk	No corresponding risk.

Swap Agreements Risk: Swap agreements relate to a contract between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and currently usually trade on the over-the-counter market, which is an unregulated market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

In October 2020, the SEC adopted Rule 18f-4 under the Investment Company Act of 1940, as amended, which regulates the use of derivatives for certain funds registered under the Investment Company Act (’‘Rule 18f-4’’). Unless the Fund qualifies as a ’‘limited derivatives user’’ as defined in Rule 18f-4, Rule 18f-4, among other things, requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. As of the date of this prospectus, the Fund does not qualify as a limited derivatives user and has adopted a derivatives risk management program and appointed a derivatives risk manager.

27

	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Tax Risk	Tax Risk: The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within certain federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the current limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service (“IRS”) issued a number of private letter rulings to other mutual funds (unrelated to the Fund), indicating that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M. The IRS, however, suspended issuance of any further private letter rulings of this type in 2011, and in 2016 added this issue to its list of issues on which it would not provide private letter ruling guidance to taxpayers. In connection with this ‘no rule’ decision, the IRS revoked many of these prior letter rulings as being inconsistent with its current ‘no-rule’ private letter ruling policy but did not otherwise appear to repudiate the actual technical analysis it applied in the prior rulings. The Fund believes that the prior private letter rulings evidenced both a correct interpretation of the existing consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years. In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.	Tax Risk: The Fund’s short sales and transactions in futures contracts, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within certain federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the current limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service (“IRS”) issued a number of private letter rulings to other mutual funds (unrelated to the Fund), indicating that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M. The IRS, however, suspended issuance of any further private letter rulings of this type in 2011, and in 2016 added this issue to its list of issues on which it would not provide private letter ruling guidance to taxpayers. In connection with this ‘no rule’ decision, the IRS revoked many of these prior letter rulings as being inconsistent with its current ‘no-rule’ private letter ruling policy but did not otherwise appear to repudiate the actual technical analysis it applied in the prior rulings. The Fund believes that the prior private letter rulings evidenced both a correct interpretation of the existing consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years. In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.
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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Volatility Risk	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.
Wholly-Owned Subsidiary Risk	Wholly-Owned Subsidiary Risk: The Subsidiary, Longboard Fund Limited, is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Adviser has on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC Regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC disclosure requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure requirements in accordance with Part 4 of the CFTC Regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC Regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC disclosure requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure requirements in accordance with Part 4 of the CFTC Regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
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	Acquired Fund Longboard Managed Futures Strategy Fund	Acquiring Fund Longboard Fund
Other Risks
Cyber Security Risk	Cyber Security Risk: As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).	Cyber Security Risk: As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Fundamental Investment Policies

The Trust (on behalf of each of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. These policies are identical for each of the Funds.

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase
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transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

3.	Purchase securities on margin, participate on a joint or joint and several bases in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities or commodities futures (unless acquired as a result of ownership of securities or other investments), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.
8.	Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

The Combined Fund will have the same fundamental investment policies as the Acquired and Acquiring Funds.

Non-Fundamental Investment PoliciesThe following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder.
2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.
3.	Invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

The Combined Fund will have the same non-fundamental investment policies as the Acquired and Acquiring Funds.

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Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund's performance for each year since inception and each Fund's average annual returns for the last one year, five year and since inception compared to those of a broad-based securities market index.

The bar charts show performance of each Fund's shares for each full calendar year since the inception. The performance tables compare the performance of each Fund's shares over time to the performance of a broad-based market index. You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free 1-855-294-7540.

Acquired Fund

Annual Total Return, Class I Shares

For Calendar Years Ended December 31

Best Quarter	Worst Quarter
12.53%	(11.62)%
March 31, 2015	March 31, 2019

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Ten Years
Class I Shares*
Return Before Taxes	8.52%	(1.13)%	2.55%
Return after taxes on distributions	7.27%	(1.88)%	1.64%
Return after taxes on distributions and sale of Fund shares	5.04%	(1.18)%	(1.60)%
BofAML 3 Month Treasury Bill (reflects no deduction for fees, expenses or taxes)	1.47%	1.27%	0.77%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	27.35%	8.19%	5.74%

* Class I shares of the Longboard Managed Futures Strategy Fund commenced operations on June 27, 2012.

	One Year	Five Years	Since Inception of Class A Shares Ten Years
Class A Shares*
Return Before Taxes	2.09%	(2.55)%	N/A**
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BofAML 3 Month Treasury Bill (reflects no deduction for fees, expenses or taxes)	1.47%	1.27%	0.77%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	27.35%	8.19%	5.74%

** Class A shares of the Longboard Managed Futures Strategy Fund commenced operations on March 22, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquiring Fund

Annual Total Return, Class I Shares

For Calendar Years Ended December 31

Best Quarter	Worst Quarter
9.85%	(10.40)%
June 30, 2020	December 31, 2018

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Since Inception of Class I Shares (March 20, 2015)
Class I Shares*
Return Before Taxes	(13.20)%	5.87%	6.58%
Return after taxes on distributions	(15.05)%	5.00%	(0.18)%
Return after taxes on distributions and sale of Fund shares	(7.79)%	4.19%	1.73%
Morningstar Moderate Target Risk TR USD Index (reflects no deduction for fees, expenses or taxes)	(14.77)%	3.73%	4.88%
Russell 2000 Total return Index (reflects no deduction for fees, expenses or taxes)	(20.44)%	4.13%	5.87%

	One Year	Five Years	Since Inception of Class A Shares (December 9, 2015)
Class A Shares*
Return Before Taxes	(18.37)%	4.31%	5.82%
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Morningstar Moderately Aggressive Target Risk Index (reflects no deduction for fees, expenses or taxes)	(14.77)%	3.73%	4.88%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(20.44)%	4.13%	5.87%

The Barclays Capital Aggregate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Funds

a)	Adviser

Longboard Asset Management, LP, P.O. Box 97730, Phoenix, AZ 85060-7730 (“Longboard”) serves as investment adviser to the Funds. In this capacity, Longboard is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Longboard (the “Management Agreement”), each Fund pays the adviser, on a monthly basis, an annual management fee based on a percentage of the Fund’s average daily net assets. Under the terms of the Management Agreement, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, and extraordinary expenses. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee.

Fund	Management Fee
Longboard Managed Futures Strategy Fund (the "Acquired Fund")	2.99%
Longboard Fund (the "Acquiring Fund")	1.99%

The Combined Fund will have an annual management fee equal to 1.99% of its average daily net assets.

b)	Portfolio Managers

Cole Wilcox and Sarah Baldwin are the co-portfolio managers for both the Acquired Fund and the Acquiring Fund and are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

Mr. Wilcox is the Chief Investment Officer of Longboard Asset Management, LP. He leads the Longboard investment team and has been the principal investment strategy architect since the firm’s inception. Recognized as a leader in the investment industry, with over 20 years of experience he has served as a portfolio manager for the fund for 8 years.

Ms. Baldwin spent 12 years at Graham Capital Management before joining Longboard, a $17 billion-dollar fund manager based in Connecticut. As a trader on a global macro trading team, she was focused on global monetary policy, macroeconomics, and fundamental analysis. Prior to that role, she worked on the quantitative trading team focused on systematic trend following strategies. She has extensive experience in trading and risk management and has served as a portfolio manager for the fund for 6 years. Ms. Baldwin graduated from the University of Connecticut with a bachelor’s degree in economics and political science.

Other Service Providers

The following table identifies the principal service providers that service both the Acquired Fund and the Acquiring Fund and will continue to service the Combined Fund following the Reorganization:

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Administrator	Acquired Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank N.A.	U.S. Bank N.A.
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Independent Registered Public Accounting Firm	RSM US LLP	RSM US LLP
Legal Counsel	Alston & Bird, LLP	Alston & Bird, LLP

Administrator, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

 Under the Agreement, UFS performs administrative services for the Funds, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual consolidated financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Funds; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, UFS is responsible for administering and performing transfer agent functions,

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dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by UFS under the Agreement, UFS is entitled to receive the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. UFS is also entitled to reimbursement for any out of pocket expenses. Under the Funds’ unitary management fee, the Adviser pays for the operating expenses of each of the Funds.

Custodian

U.S. Bank, N.A. serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004 serves as counsel to the Funds. Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

RSM US LLP, 555 17th Street, Suite 1200, Denver, CO 80202, serves as the independent registered public accounting firm of the Funds.

Purchase, Redemption and Pricing of Fund Shares

The procedures for the purchase, redemption and pricing of shares of the Acquired Fund and the Acquiring Fund are identical. Additional information about the purchase, redemption and pricing of the Fund's shares can be found in each Fund's prospectus.

Shares of the Fund are sold at net asset value (“NAV”). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Market Timing

Each of the Funds discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each of the Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

Each of the Fund currently uses several methods to reduce the risk of market timing. These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to a Fund’s “Market Timing Trading Policy;” and rejecting or limiting specific purchase requests. Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. Each Fund reserves the right to reject or restrict purchase for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may

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also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Dividends, Distributions and Taxes

The procedures for dividends, distributions and taxes of the Acquired Fund and the Acquiring Fund are identical.

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions are reinvested in shares of a Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of a shareholder’s holding period for the shares. Any dividends or capital gain distributions a shareholder receives from a Fund will normally be taxable when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year each Fund will inform shareholders of the amount and type of their distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant from such accounts or plans. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant from such accounts or plans.

Redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. Each Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method a Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own independent tax advisors to determine the tax consequences of owning a Fund’s shares.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is May 31. The audited financial highlights of the Acquired Fund and the Acquiring Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Acquired Fund and the Acquiring Fund are also contained in: (i) the Annual Report to shareholders of the Acquired Fund and Acquiring Fund for the fiscal year ended May 31, 2023, which have been audited by RSM US LLP, the Funds' registered independent public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Acquired Fund and Acquiring Fund for the six months ended November 30, 2022, which are unaudited. The Annual Report and Semi-Annual Report which has previously been sent to shareholders, are available on request and without charge by writing to the Funds at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and, with respect to the Acquired Fund and Acquiring Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

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The Plan of Reorganization provides that substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. The shares of the Acquiring Fund issued to the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares outstanding as of the close of trading on the New York Stock Exchange ("NYSE") on the Closing Date (as defined in Exhibit A) of the Reorganization (the "Valuation Time"). Upon receipt by the Acquired Fund of the shares of the Acquiring Fund, the Acquired Fund will distribute Acquiring Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Acquiring Fund shares to the Acquired Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of Acquiring Fund will represent the respective pro rata number of shares of the Acquiring Fund that the Acquired Fund is to receive under the terms of the Plan of Reorganization. See "Terms of the Reorganization" below.

Accordingly, as a result of the Reorganization, each Acquired Fund shareholder will own shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Acquired Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for shares of the Acquiring Fund. The aggregate net asset value of the shares issued by the Acquiring Fund will be equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund's valuation procedures, net of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The Acquired Fund expects to distribute the shares of the Acquiring Fund to its shareholders promptly after the Closing Date. Thereafter, the Acquired Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, and has determined that Acquired Fund shareholders may benefit from an investment in the Acquiring Fund in the following ways: shareholders of the Acquired Fund will remain invested in an open-end fund that will result in greater net assets that is expected to result in future operating efficiencies; the Acquiring Fund’s overall lower management fee and expense structure; and the historical performance of the Acquiring Fund as compared to the Acquired Fund, and the potential of the Acquiring Fund to gather additional assets while shareholders of the Combined Fund benefit from increased economies of scale. They noted that the cost of the proposed merger would be borne by Longboard Asset Management, LP and that, as a condition to the closing of the Reorganization, the Funds would receive an opinion of counsel to the effect that the Reorganization should qualify as a tax free reorganization under the Internal Revenue Code and should not result in a taxable event for shareholders. After further discussion, the Board concluded that the merger of the Acquired Fund into the Acquiring Fund was in the best interests of the Acquired Fund, as well as the Acquired Fund’s shareholders, and that Acquired Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Acquired Fund and the Acquiring Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If so, neither the Acquired Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of

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Thompson Hine LLP, to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions, limitations and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of those Acquiring Fund shares pro rata to its shareholders in complete liquidation of the Acquired Fund, should qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds should be “a party to a reorganization”; (2) no gain or loss should be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities pursuant to the Reorganization; (3) no gain or loss should be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities or upon the distribution of those Acquiring Fund shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization; (4) no gain or loss should be recognized by Acquired Fund shareholders upon the exchange of their shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization should be the same as the aggregate tax basis for the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder should include the period during which the Acquired Fund shares exchanged therefor were held by such Acquired Fund shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of the Acquired Fund assets acquired by the Acquiring Fund should be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the Acquired Fund’s asset in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating the asset’s holding period); and (7) the Acquiring Fund should succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the applicable rules thereunder.

The Funds have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Prior to the closing of the Reorganization, the Acquired Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of May 31, 2023, the Acquired Fund had unutilized federal tax non-expiring short-term capital loss carryforwards of $27,120,850, and long-term capital loss carryforwards of $5,637,226. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code.

The final amount of unutilized capital loss carryover for the Acquired Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Acquiring Fund.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Longboard Asset Management, LP.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Acquired Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

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OTHER INFORMATION

Capitalization

The following table sets forth, as of November 30, 2023: (a) the unaudited net asset capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place (the Combined Fund). The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received by Acquired Fund shareholders.

	Total Net Assets		Shares	Net Asset Value Per Share
Acquired Fund Class I		$26,410,524	2,563,807	$10.30
Acquired Fund Class A		$420,957	41,584	$10.12

Acquiring Fund Class I		$86,822,654	7,119,091	$12.20
Acquiring Fund Class A		$2,550,065	208,927	$12.21

Pro Forma Share Adjustment
Class I	$		(399,010)
Class A			(7,108)

Pro Forma - Combined Fund
Combined Fund Class I		$113,233,178	9,283,888	$12.20
Combined Fund Class A		$2,971,022	243,403	$12.21

Shareholder Information.

As of November 30, 2023, there were 2,605,391.623 shares of the Acquired Fund outstanding and 7,324,527.318 shares of the Acquired Fund outstanding. Trustees and officers of the Trust directly owned less than 1% of the outstanding shares of either the Acquired Fund or the Acquiring Fund. As of November 30, 2023, no person was known by the Acquired Fund or Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquired Fund or Acquiring Fund, respectively, except as follows:

Acquired Fund

Owner of Record	Percent of Shares Held of Class
Class I Shares
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	63.55%
UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086	8.41%
Class A Shares
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Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn.: Mutual Funds 211 Main Street San Francisco, CA 94105	45.00%
National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	14.06%
Wells Fargo Clearing Services A/C 6599-1376	5.68%

Acquiring Fund

Owner of Record	Percent of Shares Held of Class
Class I Shares
Charles Schwab & Co. Inc. Special Custody A/C Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	48.12%
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	11.16%
SEI Private Trust Company c/o ID 225 Attn.: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	16.57%
Class A Shares
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	46.54%
Charles Schwab & Co Inc./Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	42.86%
Pershing P.O. Box 2052 Jersey City, NJ 07303-9998	6.93%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Because both Funds are separate series of the same Trust, a trust organized under the laws of Delaware, shareholders of each Fund have identical rights and obligations. Accordingly, the rights and obligations of shareholders of the Acquired Fund will not change as a result of the Reorganization.

Other Matters

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust at its offices at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, so that they are received within a reasonable time before the proxy solicitation for that meeting is made. The timely submission of a proposal does not guarantee it will be included in the proxy materials.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of December 15, 2023, by NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (“NLFT II” or the “Trust”), on behalf of the Longboard Fund (the “Acquiring Fund”) and the Longboard Managed Futures Strategy Fund (the “Acquired Fund”), each a series of NLFT II (the Acquiring Fund and Acquired Fund are collectively the “Funds”), and, for purposes of paragraph 9.1 only, Longboard Asset Management, LP (the “Adviser”).

WHEREAS, the Acquired Fund has Class A and Class I shares, and the Acquiring Fund has Class A and Class I shares.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for the shares of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in this Agreement, all upon the terms and conditions set forth in this Agreement. The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares (as defined below) and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth in this Agreement, the parties covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF the ACQUIRED FUND IN EXCHANGE FOR THE
ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND
LIABILITIES AND LIQUIDATION OF the ACQUIRED FUND

1.1. THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund full and fractional shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2. ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and

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dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3. LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4. LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders by class (i.e., the account for each Acquired Fund Shareholder that holds Class A shares shall be credited with the number of full and fractional Class A shares of the Acquiring Fund due that shareholder, and the account for each Acquired Fund shareholder that holds Class I shares shall be credited with the number of full and fractional Acquiring Fund Class I shares due that shareholder). All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Information Statement/Prospectus on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6. TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8. TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

2.1. VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

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2.2. VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3. SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Acquiring Fund.

2.4. DETERMINATION OF VALUE. All computations of value shall be made by Ultimus Fund Solutions, LLC, the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1. CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about March 22, 2024 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2. EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3. TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

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(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund dated May 31, 2023 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since May 31, 2023, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each taxable year since commencement of the Acquired Fund’s operation (and in the case of the taxable year that includes, but does not end on, the Closing Date, for that portion of such taxable year ending with the Closing), the Acquired Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” (“RIC”) and has elected to be treated as such, (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquired Fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Acquired Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could reasonably be expected to cause the Acquired Fund to fail to qualify as a RIC. The Acquired Fund does not have (and is not expected to have as of Closing) current or accumulated earnings and profits accumulated in any taxable year for which

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the provisions of Part I of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Acquired Fund.

(k) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);

(l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(m) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which includes an information statement of the Acquired Fund (the “Information Statement/Prospectus”), all of which shall be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Information Statement/Prospectus included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2. REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information, as of the date of the Information Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund dated May 31, 2023 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since May 31, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code; (ii) has met, and will meet, the requirements of Subchapter M for qualification as a RIC and has elected to be treated as such; (iii) has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code; and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, failed to take or failed to cause any action to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC eligible to compute its federal income tax under Section 852 of the Code. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M did not apply to it.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

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(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Information Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and, with respect to the Acquired Fund, will include portfolio turnover and changes to the portfolio necessary to transition the portfolio to the Acquiring Fund.

5.2. INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3. ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5. TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

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ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2. The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5. Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Alston & Bird LLP substantially to the effect that, for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the

49

Acquired Fund, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Code Sections 361(a) or 357(a), no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in the Agreement;

(c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as contemplated in the Agreement;

(d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for the Acquiring Fund Shares in the Reorganization;

(g) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder; and

(h) Under Code Section 1223(1), the Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received by the Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, or (D) any limitations on the use or availability of capital losses, net operating losses, unrealized gain or loss or other losses under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Alston & Bird LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX
EXPENSES

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9.1. Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Adviser, the investment adviser to the Funds. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Trustees or officers, to the other party, but the Adviser shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

12.1. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

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13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5. With respect to the Trust, the name used in this Agreement refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting under Delaware organizational documents, which are referred to and are also on file at the principal offices of the Funds. The obligations of the Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Funds, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Funds personally, but bind only the trust property of each series, as applicable, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the Trust’s property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the duly authorized officers of the Parties, including Longboard Asset Management, LP, have signed and delivered this Agreement as of the day and year first above written.

NORTHERN LIGHTS FUND TRUST II, on behalf of each of its separate series reflected on Exhibit A

By:	/s/Kevin E. Wolf
Kevin E. Wolf
President

For purposes of 9.1 only:
LONGBOARD ASSET MANAGEMENT, LP

By:	/s/Cole Wilcox
Cole Wilcox
Chief Executive Officer and Partner

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EXHIBIT A

The following chart shows (i) the Acquired Fund and (ii) the Acquiring Fund:

Acquired Fund, a series of NORTHERN LIGHTS FUND TRUST II	Acquiring Fund, a series of NORTHERN LIGHTS FUND TRUST II
Longboard Managed Futures Strategy Fund	Longboard Fund

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EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by the Funds’ independent registered public accounting firm, RSM US LLP. whose report, along with each Fund’s financial statements, is included in the Funds’ annual report dated May 31, 2023, which is available upon request and without charge.

LONGBOARD MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.
Class I	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
Net asset value, beginning of year	$ 10.56	$ 10.29	$ 9.52	$ 9.35	$ 10.74
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.29)	(0.28)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	0.20	0.92	1.31	0.35	(1.23)
Total from investment operations	0.04	0.63	1.03	0.17	(1.39)
Less distributions from:
Net investment income	(0.29)	(0.36)	(0.26)	-	-
Net realized gains	-	-	-	-	(0.00)(4)
Total distributions	(0.29)	(0.36)	(0.26)	-	(0.00)(4)
Net asset value, end of year	$ 10.31	$ 10.56	$ 10.29	$ 9.52	$ 9.35
Total return(2)	0.48%	6.53%	11.23%	1.82%	(12.91)%
Net assets, at end of year (000s)	$ 30,366	$ 38,861	$ 41,668	$ 74,029	$ 149,314
Ratio of total expenses to average net assets	2.99%	2.99%	2.99%	2.99%	2.94%
Ratio of net investment loss to average net assets	(1.59)%	(2.98)%	(2.95)%	(1.86)%	(1.59)%
Portfolio turnover rate(3)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.
(4)	Amounts represents less than $0.005 per share.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.
Class A	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
Net asset value, beginning of year	$ 10.38	$ 10.11	$ 9.33	$ 9.19	$ 10.59
Activity from investment operations:
Net investment loss (1)	(0.19)	(0.31)	(0.29)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	0.21	0.90	1.28	0.34	(1.21)
Total from investment operations	0.02	0.59	0.99	0.14	(1.40)
Less distributions from:
Net investment income	(0.26)	(0.32)	(0.21)	-	-
Net realized gains	-	-	-	-	(0.00)(4)
Total distributions	(0.26)	(0.32)	(0.21)	-	(0.00)(4)
Net asset value, end of year	$ 10.14	$ 10.38	$ 10.11	$ 9.33	$ 9.19
Total return(2)	0.23%	6.19%	10.94%	1.52%	(13.91)%
Net assets, at end of year (000s)	$ 472	$ 611	$ 916	$ 1,796	$ 4,304
Ratio of total expenses to average net assets	3.24%	3.24%	3.24%	3.24%	3.19%
Ratio of net investment loss to average net assets	(1.85)%	(3.23)%	(3.20)%	(2.10)%	(1.87)%
Portfolio turnover rate(3)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.
(4)	Amounts represents less than $0.005 per share.

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LONGBOARD FUND (formerly Longboard Alternative Growth Fund)

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period.
Class I	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
Net asset value, beginning of year	$ 14.25	$ 15.29	$ 11.87	$ 10.11	$ 10.96
Activity from investment operations:
Net investment income loss (1)	0.10	(0.29)	(0.28)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.44)	(0.21)	3.70	1.88	(0.46)
Total from investment operations	(1.34)	(0.50)	3.42	1.76	(0.55)
Less distributions from:
Net investment income	(0.00)(4)	-	-	-	(0.30)
Return of Capital	(0.98)	(0.54)	-	-	-
Total distributions	(0.98)	(0.54)	-	-	(0.30)
Net asset value, end of year	$ 11.93	$ 14.25	$ 15.29	$ 11.87	$ 10.11
Total return(2)	(9.92)%	(3.47)%	28.81%	17.41%	(4.91)%
Net assets, at end of year (000s)	$ 94,315	$ 109,112	$ 75,832	$ 12,769	$ 10,025
Ratio of total expenses to average net assets(3)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets	(0.80)%	(1.89)%	(1.97)%	(1.07)%	(0.81)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Expense ratios do not include certain expenses of the swap contracts in which the fund invests.
(4)	Amounts represents less than $0.005 per share.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period.
Class A	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
Net asset value, beginning of year	$ 14.26	$ 15.32	$ 11.92	$ 10.18	$ 11.07
Activity from investment operations:
Net investment loss (1)	0.09	(0.33)	(0.30)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.46)	(0.55)	3.70	1.89	(0.50)
Total from investment operations	(1.37)	-	3.40	1.74	(0.60)
Less distributions from:
Net investment income	(0.00)(4)	-	-		(0.29)
Return of Capital	(0.95)	(0.51)	-	-	-
Total distributions	(0.95)	(0.51)	-	-	(0.29)
Net asset value, end of year	$ 11.94	$ 14.26	$ 15.32	$ 11.92	$ 10.18
Total return(2)	(10.14)%	(3.75)%	28.52%	17.09%	(5.39)%
Net assets, at end of year (000s)	$ 2,942	$ 2,486	$ 1,678	$ 1,164	$ 905
Ratio of total expenses to average net assets(3)	2.24%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets	0.65%	(2.13)%	(2.21)%	(1.33)%	(0.96)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Expense ratios do not include certain expenses of the swap contracts in which the fund invests.
(4)	Amounts represents less than $0.005 per share.

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STATEMENT OF ADDITIONAL INFORMATION
January 17, 2024

RELATING TO THE REORGANIZATION OF
LONGBOARD MANAGED FUTURES STRATEGY FUND WITH AND INTO
LONGBOARD FUND

each a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100,

Elkhorn, NE 68022

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated January 17, 2024 (the “Combined Prospectus/Information Statement”) for the Acquiring Fund and the Acquired Fund, each a class (herein referred to as “series”) of Northern Lights Fund Trust II (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Trust at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 or by calling 1-855-294-7540. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Acquired Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to the Trust at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 or by calling 1-855-294-7540.

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TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	2
SUPPLEMENTAL FINANCIAL INFORMATION	3

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Acquiring Fund and the Acquired Fund, each a series of the Trust, is contained in and incorporated by reference to the Statement of Additional Information dated October 1, 2023, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended May 31, 2023, and are incorporated by reference into this Statement of Additional Information. No other parts of the Funds’ Annual Report are incorporated by reference in this Statement of Additional Information.

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SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the combined fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Combined Prospectus/Information Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. All of the securities held by the Acquired Fund are permissible securities under the Acquiring Fund’s investment strategy. In addition, the Acquiring Fund will be the surviving fund of the Reorganization for accounting purposes.

There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

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PART C.

OTHER INFORMATION

Item 15. Indemnification

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) (a) Agreement and Declaration of Trust dated August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(b) Certificate of Trust as filed with the State of Delaware on August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(2) By-Laws, effective as of August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(3) Not applicable.

(4) Agreement and Plan of Reorganization – Included in Part A as Appendix A.

(5) Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(6) Investment Advisory Agreement between the Registrant and Longboard Asset Management LP, with respect to Longboard Managed Futures Fund and Longboard Fund, which was filed as an exhibit to the Registrant's Post-

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Effective Amendment No. 400 filed on September 18, 2018, is hereby incorporated by reference.

(7) Underwriting Agreement between the Registrant and Northern Lights Distributors LLC. (incorporated by reference to PEA No. 417 to the Registrant’s Registration Statement on Form N-1A (File No. 333-174926) filed on March 29, 2019).

(8) Not applicable

(9) Custody Agreement between the Registrant and U.S. Bank, N.A. (incorporated by reference to PEA No. 95 to the Registration Statement on Form N-1A filed on March 22, 2013).

(10)(a)  Class A Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 546 filed on May 1, 2023, is hereby incorporated by reference.

(10)(b) 18f-3 Plan, as amended January 26, 2023, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 46 on May 1, 2023,, is hereby incorporated by reference.

(11) Opinion and consent of Alston & Bird, LLP is filed herewith.

(12) Form of Tax Opinion is filed herewith.

(13)(a) Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 19, 2021 (incorporated by reference to PEA No. 523 to the Registration Statement on Form N-1A filed on February 25, 2022).

(13)(b) Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of Longboard Managed Futures Strategy Fund which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 68 filed June 19, 2012, is hereby incorporated by referenced.

(13)(c) Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of Longboard Fund which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 209 filed March 16, 2015, is hereby incorporated by referenced

(14) Consent of RSM US LLP Is filed herewith.

(15) Not applicable.

(16) Powers of Attorney are filed herewith.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 18th day of December, 2023.

NORTHERN LIGHTS FUND TRUST II

By: /s/ Kevin Wolf

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

Brian Nielsen*	_________________________ Trustee & Chairman	December 18, 2023
Thomas Sarkany*	_________________________ Trustee	December 18, 2023
Anthony Lewis*	_________________________ Trustee	December 18, 2023
Keith Rhoades*	_________________________ Trustee	December 18, 2023
Randy Skalla*	_________________________ Trustee	December 18, 2023
Kevin Wolf*	_________________________ President and Principal Executive Officer	December 18, 2023
Erik Naviloff*	_________________________ Treasurer and Principal Financial Officer	December 18, 2023

*By:   /s/Kevin Wolf_______________

Kevin Wolf

* Attorney-in-Fact – pursuant to powers of attorney filed herewith

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and Consent of Alston & Bird LLP	(11)
Form of Tax Opinion	(12)
Consent of RSM US LLP	(14)
Powers of Attorney	(16)